UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2016

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2016, LogMeIn, Inc. (the “Company”) and Mr. Michael K. Simon entered into an amendment to the Transition Agreement, dated September 30, 2015, by and between the Company and Mr. Simon (hereinafter the “Agreement”) pursuant to which Mr. Simon is serving the Company in an advisory role. The amendment extends the term of the Agreement (the “Transition Period”) for an additional twelve (12) months, through December 15, 2017, or such lesser period as may be determined by the Company or Mr. Simon. Aside from the extension of the Transition Period, the terms and conditions of the Agreement shall remain unchanged and as previously reported by the Company on the Current Report on Form 8-K dated October 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: December 7, 2016	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel and Secretary